Exhibit 99.1

WABASH NATIONAL CORPORATION Investor Update September 2016

2 This presentation contains certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward - looking statements, including without limit, those regarding shipment outlook, Operating EBITDA, backlog, demand level expectations, profitability and earnings capacity, adjusted earnings per share guidance, margin opportunities, and potential benefits of any recent acquisitions. Any forward - looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limit, these risks and uncertainties include economic conditions, increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages and costs of raw materials, manufacturing capacity and cost containment risks, dependence on industry trends, access to capital, acceptance of products, and government regulation. You should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. S AFE H ARBOR S TATEMENT © 2016 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate®, DuraPlate AeroSkirt®, Walker, Brenner® and Beall® are marks owned by Wabash National, L. P. Transcraft® and Benson® are marks owned by Transcraft Corporation.

3 ▪ Earnings up 548% since 2011 ($ 0.23/ sh in 2011 to $ 1.49/ sh in 2015 ) ▪ Strong free cash flow with >100 % cash conversion; $ 132M in Operating Cash Flow in 2015 ▪ TTM ROIC 23.8 % as of 6/30/2016 ▪ $ 357M of liquidity or 18% of revenue as of 6/30/2016 ▪ 0.4x net leverage as of 6/30/2016 ▪ Significant capacity to fund future growth and acquisitions F INANCIAL H IGHLIGHTS Disciplined Balance Sheet Management Margin Expansion Strong Earnings, Cash Generation & ROIC Balanced Capital Allocation ▪ $76M of shares repurchased in 2015 and 2016 YTD; an additional $84M approved for repurchases in 2H16 and 2017 ▪ $25 – $30M of CapEx planned for 2016 ▪ $64M committed for debt reduction in 2015 and 2016 Strong, Disciplined Financial Performance 2005 2015 Q2 2016 TTM Gross Profit 11.1% 15.0% 17.3% Operating Margin 6.6% 8.9% 10.9%

4 2006 | 2013 | 2015 | 2016 Company Facts and Figures ▪ Founded in 1985 ▪ Publicly traded s ince 1991 (NYSE:WNC) ▪ 2015 Revenue: $2.0B ▪ 2015 New Trailer Shipments: 64,700 ▪ Nearly 6,000 associates worldwide (full time & contract) ▪ Headquarters in Lafayette, Indiana ▪ 12 manufacturing l ocations in 3 countries ▪ 13 company - owned r etail l ocations in the U.S . Over 31 Years of Innovation Leadership W ABASH N ATIONAL C ORPORATION

5 W ABASH N ATIONAL C ORPORATION Wabash National offers a wide selection of products … …that span a diverse set of markets and industries. …to a nationwide customer base of blue - chip companies … Commercial Transportation Food, Dairy & Beverage Pharmaceutical & Biotech 2015 Sales: $ 1.6B ▪ Dry and Refrigerated Vans ▪ Platform Trailers ▪ Dry and Refrigerated Truck Bodies ▪ Fleet Used Trailers ▪ Aftermarket Parts and Service Commercial Trailer Products (CTP) 2015 Sales: $ 457M ▪ Tank Trailers and Truck - Mounted Tanks ▪ Composite Panels and Products ▪ Dairy , Food and Beverage Equipment ▪ Containment and Aseptic Systems ▪ Aircraft Refueling Equipment Diversified Products Group (DPG) Chemical Leading Brands in Diverse End Markets and Industries

6 G ROWTH I NITIATIVES D RIVING R ECORD R ESULTS 2005 2015 Consolidated Revenue 2005 vs. 2015 Dry Vans All Other Products $2.0B $ 1.2B Dry Vans $1.0B (77% of Total Revenue) Dry Vans $1.2B ( 59% of Total Revenue) 67% Revenue Improvement with Less Dependency on Dry Vans 2013: Beall Acquisition 2014: Aurora Partnership for Aftermarket Parts 2006: Transcraft Acquisition 2012: Walker Group Acquisition 2008: Wabash Composites Launch and Benson Acquisition 2015: Truck Bodies Launch Key Highlights

7 G ROWTH I NITIATIVES D RIVING R ECORD R ESULTS 2005 2015 Revenue Manufacturing Retail & Distribution 22% Commercial Trailer Products (CTP) Diversified Products Group (DPG) Operating Income Manufacturing Gross Profit/ Margin 12.5% 23.4% 15.0% 0% 5% 10% 15% 20% 25% CTP Consol. DPG 11.7% 8.1% 11.1% 0% 5% 10% 15% 20% 25% Mfg. Retail & Dist. Consol. $135M $303M 96% $80M Retail & Distribution $180M $1.2B $2.0B 78% 20% 80% 24% 76% 4% Diversified Products Group (DPG) Commercial Trailer Products (CTP) Diversification Yields Higher Margins, Less Cyclicality 2016 expected to be another record year for Wabash. Dick Giromini President & CEO Q2 2016 Earnings Call – July 27, 2016 2015 Records ($ mils) Net Sales 2,027.5 Gross Profit 303.4 GM % 15.0% Op Income 180.4 OI % 8.9% Operating EBITDA 229.5 Operating EBITDA % 11.3%

8 General Freight - Truckload , 71% Refrigerated Freight , 10% Less Than Truckload Freight , 8% Platform Freight , 8% Other , 3% I NDUSTRY - L EADING P RODUCT P ORTFOLIO : CTP E ND M ARKETS Innovative Product Growth ▪ 2015: Introduced Final Mile and Cold Chain Series Truck Bodies ▪ Future : Continued development of molded structural composites for refrigerated truck bodies and trailers North America Market Positions* * Based on industry estimates Note: All information based on 2015 revenues Sources for market positions: TTMA, ACT, Polk, Trailer/Body Builders #1 Dry van trailers #2 Platform trailers #3 Refrigerated van trailers Leadership Positions Drive Growth Potential for New Products Key Markets Market Position & Growth

INDUSTRY-LEADING PRODUCT PORTFOLIO: CTP OVERVIEW

Van & Platform Trailers



DuraPlate® Dry Van



Benson® Aluminum Trailers



DuraPlate HD® Dry Van



Transcraft® Steel and Combo Trailers



DuraPlate Pup Trailer


Transcraft

Transcraft® Coil Haul Trailer



ArcticLite® Refrigerated Van



Double Drop Trailers

Transportation Products & Services



DuraPlate Final Mile Series Truck Body



Cold Chain Series Truck Body



Converter Dollies



Rail Products



Wood Flooring Products



Intermodal Equipment



Aftermarket Parts
and Services



On-Site & Mobile
Customer Service

9

INDUSTRY-LEADING PRODUCT PORTFOLIO: DPG END MARKETS

Key Markets


Aerodynamic Devices 4%
Other 3%
O&G 5%
Refined Fuel 6%
Pharmaceutical 6%
Aviation 7%
General Freight 12%
Chemical 28%
Food, Dairy, Beverage 29%

Market Position & Growth

Market Positions*

North America

#1 **All** liquid transportation systems

#1 Stainless steel liquid tank trailers

Worldwide

#1 Aircraft refuelers worldwide

#1 Isolators and downflow booths worldwide


WALKER

Innovative Product Growth

- **2015:** Expanded production capacity for dairy silos and tank trailers at our Mexico facility
- **2016:** Entered into the craft brewing equipment market with W.M. Sprinkman Corporation partnership



* Based on industry and management estimates
Note: All information based on 2015 revenues
Sources for market positions: TTMA, ACT, Polk, Trailer/Body Builders

Leadership Positions Drive Growth Potential for New Products

10

INDUSTRY-LEADING PRODUCT PORTFOLIO: DPG OVERVIEW

Tank Trailers


Sanitary Trailer


Dry Bulk Trailer


FRP Trailer


Chemical Trailer


Refined Fuel Truck & Pull

Aviation & Truck Equip.


GARSITE
Aircraft Refueler


Above Ground Storage Tanks


Hydrant Cart


Refuel
Refined Fuel Truck


Vacuum Truck

Process Systems


Vertical Silos


Mobile Clean Room


Downflow Booth


Isolator


Processor

Composites


Truck Body Panels


Aerodynamic Fairings


Ground Freight ULD


Deck Systems


Portable Storage Container

11

WABASH NATIONAL CORPORATION Our Future Outlook

13 K EY F INANCIAL O UTLOOK 2015 FY Results 2016 FY Outlook Shipments 64,700 Units 60,000 - 62,000 Units Revenue $2.03B Flattish to down slightly GM% 15.0% No Guidance OM% 8.9% No Guidance SGA% 5.0% ~5.5% CapEx $21M $25 - 30M Tax Rate 36.1% ~36% Adjusted EPS $1.49 $1.80 - 1.90 WNC Poised for Another Strong Year

14 L ONG - T ERM C ORPORATE G OALS 2014 2015 Consolidated Revenue $1.9B $2.0B Consolidated Operating Margin 6.6% 8.9% EPS Growth $0.89 $1.49 ROIC 1 12.5% 19.5% > $3.0B > 10% > 20% > $2.50 NOTE: 1. ROIC = NOPAT/ Invested Capital NOPAT = Operating Income * (1 - tax rate) Invested Capital = Total Assets less Cash l ess Non - interest Bearing Liabilities Accelerating Diversification Strategy Driving Results

15 L ONG - T ERM G ROWTH D RIVERS Margin Expansion - Pricing discipline - Operational efficiency / lean manufacturing - Supply chain optimization Organic Growth - New end markets and geographies - Product innovations / portfolio expansion - Aftermarket parts and service capabilities Mergers & Acquisitions - Proven ability to acquire and integrate - Enhance business stability and reduce cyclicality - Operational synergies - Strategic but selective Our Three Part Plan Will Drive Our Future Growth

16 M EGA T RENDS D RIVE G ROWTH I NITIATIVES ▪ Advanced lightweight materials ▪ Full suite of aero products ▪ Aftermarket parts growth ▪ Mobile and On - Site Customer Service ▪ Low cost energy supports chemical production ▪ $158B* of committed chemical production investment ▪ Market share growth in aluminum products ▪ New and existing designs and customers ▪ New patent - pending technology ▪ International expansion *Investment announced since 2010 per the American Chemical Council with 34% already completed Urbanization, Final Mile & Home Delivery Expansion of Cold Chain/Food Equipment Increased Regulation (GHG, ELDs, Food Safety) Energy and Chemical Production, Storage & Transportation WNC is Poised to Capitalize on These Mega Trends

ORGANIC GROWTH INITIATIVES: TRUCK BODY SPOTLIGHT

- Dry Truck Body Market > 50,000 units annually
- Refrigerated Truck Body Market > 10,000 units annually
- Objective is to grow Truck Body business to > $100M revenue by 2020



Final Mile Series Dry Truck Body



- Utilizes industry-leading DuraPlate® panels
- Robust heavy-duty design
- Widely available parts
- ~200 presently in service; sold into existing fleet customers for 2 years
- Available with weight-saving floor using molded structural composite technology
- Applicable to Class 5-8 chassis

Cold Chain Series Refrigerated Truck Body



- Utilizes legacy sheet & post trailer design technology; or
- Available with molded structural composite thermal technology:
  - 15% lighter
  - 25% improved thermal performance
  - Up to 2x improvement in puncture resistance
- Heavy-duty design
- Applicable to Class 5-8 chassis

Truck Body Sales Poised for Growth

17

18 M ERGERS & A CQUISITIONS ▪ Tank Trailers ▪ Process Systems ▪ Aviation & Truck Equipment Transformative Acquisition (2012) Platform Expanding Acquisition (2013) ▪ Aluminum 406 ▪ Dry Bulk Tanks Prior Acquisitions Strategic M&A Criteria Growth Through Acquisition Remains a Strategic Component Value - added, engineered products and services manufactured at scale where we can provide customer solutions Operating Margin levels > 10% Strong management teams that are a cultural fit Aligned with core competencies in purchasing, operations, distribution and product development Diversified growth markets (end markets or geographies) and less cyclical industries 1 2 3 4 5

WABASH NATIONAL CORPORATION Market Dynamics

TRAILER DEMAND DRIVERS



Fleet Dynamics

- 2008-2010: Significant under buy of new trailers
- More than 40% of dry van trailers > 10 years old
- Active dry van trailers < 15 years old still below 2007 levels
- Continued access to financing



Regulations

- Hours of Service (HOS), ELDs, speed limiters, and others
  - ➢ **Pressuring Carrier Productivity**
- Compliance, Safety, Accountability (CSA), and California Air Resources Board (CARB)
  - ➢ **Necessitating Fleet and Equipment Upgrades**
- Greenhouse Gas (GHG) regulations for trailers
  - ➢ **Driving Demand for New Aero Products**



Operating Environment

- Truck utilization rises due to regulatory impact
- Anticipated future truckload rate increases
- Near record fleet profitability

Fleet Dynamics + Regulations = Continued Trailer Demand

20

21 M ARKET D RIVERS : T RAILER P RODUCTS ▪ Strong demand above replacement levels forecast for next 5 years ▪ Fleet equipment dynamics and regulations key drivers of trailer demand Trailer Demand Forecasts Strong Demand A bove R eplacement L evels

22 M ARKET D RIVERS : T RAILER P RODUCTS ▪ Active truck utilization expected to rise due to regulatory impact ▪ Truck Tonnage and Fleet profitability at or near record levels Carrier Operating Environment Demand Environment Still Positive for Carriers

23 M ARKET D RIVERS : D IVERSIFIED P RODUCTS ▪ Worldwide pharmaceutical R&D spend to grow 2.0% (CAGR) to $ 160B in 2020 ▪ Growing milk production supports demand for dairy silos, mixers and food - grade tank trailers Strong Pharma & Dairy Environment DPG Markets Forecasting Growth

24 M ARKET D RIVERS : D IVERSIFIED P RODUCTS ▪ Lower cost access to natural gas driving increased domestic chemical industry output; $158B of committed chemical production investment ▪ As the chemical and oil industries have continued to expand, so has production of tank trailers Growing Chemical & Oil Markets Positive Chemical and Oil Tank Marketplace Indicators

WABASH NATIONAL CORPORATION Financial Overview

26 F INANCIAL P ERFORMANCE Trailing Twelve Month (TTM) Revenue Significantly improved results : ▪ TTM revenue ~ $ 2.0B, up approximately $800M since 2011 ▪ TTM Operating Income increases $198M since 2011 ▪ WNC Gross Margin levels reach 17.3% on TTM basis TTM Operating Income and Gross Margin $1,187 $1,462 $1,636 $1,863 $2,027 $1,994 $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 2015 Q2 2016 ($ mils) $20 $70 $103 $122 $180 $218 5.6% 11.2% 13.2% 12.5% 15.0% 17.3% 0% 5% 10% 15% 20% $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 Q2 2016 ($ mils) 2015 Records ($ mils) Net Sales 2,027.5 Gross Profit 303.4 GM % 15.0% Op Income 180.4 OI % 8.9% Operating EBITDA 229.5 Operating EBITDA % 11.3% FY 2015 Set New Records Across Multiple Metrics

27 F INANCIAL P ERFORMANCE Net Leverage Ratio Improved top - line and margins lead to: ▪ Record FY Operating EBITDA and year end liquidity in 2015 ▪ Cash generation leading to lower net debt leverage TTM Operating EBITDA (1) Liquidity (2) 2 Defined as cash on hand plus available borrowing capacity on our revolving credit facility 1 See Appendix for reconciliation of non - GAAP financial information $39 $119 $150 $169 $230 $269 $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 Q2 2016 ($ mils) $126 $224 $254 $290 $348 $357 $0 $50 $100 $150 $200 $250 $300 $350 $400 2011 2012 2013 2014 2015 Q2 2016 ($ mils) 2.7 2.3 1.9 2.1 1.9 1.7 1.2 1.3 1.1 0.7 0.6 0.5 0.4 0.0 0.5 1.0 1.5 2.0 2.5 3.0 TTM Operating EBITDA at $269M and Net Leverage of 0.4x

28 $169 $230 $269 9.1% 11.3% 13.5% 0% 5% 10% 15% 2014 2015 Q2 2016 (TTM) Operating EBITDA Margin (%) H ISTORICAL F INANCIAL P ERFORMANCE : C OMPARING C YCLICAL U PTURNS ‘05 - ’06 Upturn $97 $63 8.0% 4.8% $0 $50 $100 $150 $200 $250 $300 2005 2006 TTM Operating EBITDA ($ mils) Industry Volumes * ‘14 - ’16 Upturn $1,214 $1,312 $1,863 $2,027 $1,994 $0 $500 $1,000 $1,500 $2,000 $2,500 2005 2006 2014 2015 Q2 2016 (TTM) Revenue ($ mils) 2005 2006 2014 2015 2016 256k 281k 269k 307k 293k *Source: ACT Revenue and Margins Up Substantially Since Last Upturn

29 H ISTORICAL F INANCIAL P ERFORMANCE : C OMPARING C YCLICAL U PTURNS ‘05 - ’06 Upturn *Source: ACT $617 $583 $578 12.5% 19.5% 23.8% 0% 5% 10% 15% 20% 25% 2014 2015 Q2 2016 ROIC (%) $312 $386 16.2% 3.7% $0 $100 $200 $300 $400 $500 $600 $700 2005 2006 Invested Capital ($ mils) Industry Volumes * ‘14 - ’16 Upturn 2005 2006 2014 2015 2016 256k 281k 269k 307k 293k ROIC = NOPAT/ Invested Capital NOPAT = Operating Income * (1 - tax rate) Invested Capital = Total Assets less Cash l ess Non - interest Bearing Liabilities Corporate Target ROIC > 20% ROIC Up Significantly Since Last Upturn

30 C APITAL A LLOCATION S TRATEGY • Maintain liquidity to support the core business and fund growth opportunities across business cycle Liquidity • Target net debt to maintain credit rating (BB) throughout economic cycle and position for next credit rating upgrade • Manage net debt to <3x EBITDA at cycle trough Debt Management • Acquisitions to accelerate our corporate growth strategy consistent with our acquisition criteria – “Strategic, but Selective” • Pursue higher margin, less cyclical and more stable, industrial equipment and service based businesses Strategic Growth • Repurchase shares opportunistically to distribute a portion of excess free cash flow to shareholders • At a minimum, repurchase shares to offset management compensation shares Share Repurchase • Evaluate potential for future dividend as appropriate Dividend Balanced Capital Allocation Strategy to Support Growth and Increase Shareholder Value Strategic Objectives Allocation Goals Progress $357M of Liquidity or 18% of Revenue Net Debt at 0.4x EBITDA; Repurchased $54M of Converts Significant capacity for acquisitions from strong balance sheet $84M active authorization thru 2017 On - going dialogue with Board Our Strong Financial Position Allows for Flexibility

31 F INANCIAL P ERFORMANCE – A DJUSTED EPS G ROWTH ▪ 2016: Sixth straight year of Adjusted EPS growth ▪ 2011 – 2016 Adjusted EPS CAGR is 68% $0.14 $0.57 $0.70 $0.89 $1.49 $1.85 22.8% 27.1% 67.4% 24.2% $- $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2011ᵃ 2012ᵇ 2013 2014 2015 2016F ᶜ Adjusted EPS Tax Impact YoY EPS Growth a. 2011 Reported Non - GAAP EPS was $0.23 per diluted share Adjusted EPS as shown of $0.14 per diluted share has been tax effected @40% as the tax rate for 2011 was impacted by full valuation allowances on our NOLS. Adjustment made to enable comparisons to 2013 - 2015 . b. 2012 Reported Non - GAAP EPS $0.95 per diluted share. Adjusted EPS as shown of $0.57 per diluted share has been tax effected @ 40% as WNC did not accrue for income tax expense in 2012. Adjustment made to enable comparisons to 2013 - 2015. c. 2016 represents the mid - point of WNC EPS adjusted earnings per diluted share as of 7/26/2016 ($1.80 - $1.90 ) 2011 - 2016 Adjusted EPS CAGR is 68%

WABASH NATIONAL CORPORATION Appendix

CONSOLIDATED INCOME STATEMENT

($ in thousands, except per share amounts)	2011	2012	2013	2014	2015	YTD Q2 2016
Net sales	$ 1,187,244	$ 1,461,854	$ 1,635,686	$ 1,863,315	$ 2,027,489	$ 919,117
Cost of sales	1,120,524	1,298,031	1,420,563	1,630,681	1,724,046	748,527
Gross profit	$ 66,720	$ 163,823	$ 215,123	$ 232,634	$ 303,443	$ 170,590
% of sales	5.6%	11.2%	13.2%	12.5%	15.0%	18.6%
General and administrative expenses	30,994	44,751	58,666	61,694	73,495	37,887
% of sales	2.6%	3.1%	3.6%	3.3%	3.6%	4.1%
Selling expenses	12,981	23,589	30,597	26,676	27,233	14,006
% of sales	1.1%	1.6%	1.9%	1.4%	1.3%	1.5%
Amortization of intangibles	2,955	10,590	21,786	21,878	21,259	9,978
% of sales	0.2%	0.7%	1.3%	1.2%	1.0%	1.1%
Other operating expenses	-	14,409	883	-	1,087	1,663
% of sales	0.0%	1.0%	0.1%	0.0%	0.1%	0.2%
(Loss) Income from operations	$ 19,790	$ 70,484	$ 103,191	$ 122,386	$ 180,369	$ 107,057
% of sales	1.7%	4.8%	6.3%	6.6%	8.9%	11.6%
Other income (expense)						
Increase in fair value of warrant	-	-	-	-	-	-
Interest expense	(4,136)	(21,724)	(26,308)	(22,165)	(19,548)	(8,032)
Other, net	(441)	(97)	740	(1,759)	2,490	(604)
(Loss) Income before income taxes	$ 15,213	$ 48,663	$ 77,623	$ 98,462	$ 163,311	$ 98,421
Income tax (benefit) expense	171	(56,968)	31,094	37,532	59,022	35,363
Net (loss) income	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289	$ 63,057
Preferred stock dividends and early extinguishment	$ -	$ -	$ -	$ -	$ -	$ -
Net (loss) income applicable to common stockholders	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289	$ 63,057
Diluted net (loss) income per share	$ 0.22	$ 1.53	$ 0.67	$ 0.85	$ 1.50	$ 0.95

33

CONSOLIDATED BALANCE SHEET

($ in thousands)	2011	2012	2013	2014	2015	Q2 2016
ASSETS						
Current assets						
Cash and cash equivalents	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 178,853	$ 187,600
Accounts receivable	52,219	96,590	120,358	135,206	152,824	131,951
Inventories	189,533	189,487	184,173	177,144	166,982	213,016
Deferred income taxes	-	33,194	21,576	16,993	22,431	(0)
Prepaid expenses and other	2,317	8,239	9,632	10,203	8,417	25,328
Total current assets	$ 264,045	$ 408,959	$ 449,001	$ 485,659	$ 529,507	$ 557,895
Property, plant and equipment	96,591	132,146	142,082	142,892	140,438	137,722
Deferred income taxes	-	17,454	1,401	-	1,358	20,500
Goodwill	-	146,444	149,967	149,603	149,718	148,229
Intangible assets	19,821	171,990	159,181	137,100	114,616	104,541
Other assets	7,593	12,057	10,613	13,397	14,033	17,705
Total assets	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 949,670	$ 986,593
LIABILITIES & STOCKHOLDERS' EQUITY						
Current liabilities						
Current portion of long-term debt	$ -	$ 3,381	$ 3,245	$ 496	$ 37,611	$ 2,457
Current portion of capital lease obligations	4,007	1,140	1,609	1,458	806	629
Accounts payable	107,985	87,299	112,151	96,213	79,618	109,388
Other accrued liabilities	59,024	104,873	99,358	88,690	93,042	89,115
Warrant	-	-	-	-	-	-
Total current liabilities	$ 171,016	$ 196,693	$ 216,363	$ 186,857	$ 211,077	$ 201,589
Long-term debt	65,000	416,849	358,890	324,777	274,885	277,853
Capital lease obligations	814	3,781	6,851	5,796	1,875	1,609
Other noncurrent liabilities	4,874	1,935	6,528	18,040	20,525	22,719
Deferred income taxes	-	1,065	1,234	2,349	1,497	583
Preferred stock	-	-	-	-	-	-
Stockholders' equity	146,346	268,727	322,379	390,832	439,811	482,240
Total Liabilities and stockholders' equity	$ 388,050	$ 889,050	$ 912,245	$ 928,651	$ 949,670	$ 986,593

34

CONSOLIDATED CASH FLOWS

($ in thousands)

	2011	2012	2013	2014	2015	YTD Q2 2016
Cash flows from operating activities						
Net (loss) income	$ 15,042	$ 105,631	$ 46,529	$ 60,930	$ 104,289	$ 63,055
Adjustments to reconcile net (loss) income to net cash						
(used in) provided by operating activities						
Depreciation	12,636	14,975	16,550	16,951	16,739	8,173
Amortization of intangibles	2,955	10,590	21,786	21,878	21,259	9,978
Net (gain) loss on the sale of assets	(9)	203	140	13	(8,299)	17
Loss on debt extinguishment	668	-	1,889	1,042	5,808	487
Deferred income taxes	-	(55,292)	30,089	16,573	(7,749)	1,770
Excess tax benefits from stock-based compensation	-	-	-	-	-	(605)
Increase in fair value of warrant	-	-	-	-	-	-
Stock-based compensation	3,398	5,149	7,480	7,833	10,010	5,702
Non-cash interest expense	-	2,972	4,643	4,840	5,222	1,830
Impairment of goodwill	-	-	-	-	-	1,663
Impairment of intangibles	-	-	-	-	1,087	-
Changes in operating assets and liabilities						
Accounts receivable	(14,366)	1,180	(23,691)	(14,848)	(17,618)	20,873
Inventories	(78,683)	41,696	6,260	3,116	10,162	(46,034)
Prepaid expenses and other	(162)	736	(3,893)	(571)	1,786	(16,911)
Accounts payable and accrued liabilities	56,968	(48,777)	18,082	(26,787)	(12,243)	25,154
Other, net	386	(3,046)	2,805	1,665	1,342	1,113
Net cash (used in) provided by operating activities	$ (1,167)	$ 76,017	$ 128,669	$ 92,635	$ 131,795	$ 76,265
Cash flows from investing activities						
Capital expenditures	(7,264)	(14,916)	(18,352)	(19,957)	(20,847)	(8,115)
Acquisition, net of cash acquired	-	(364,012)	(15,985)	-	-	-
Proceeds from the sale of property, plant and equipment	17	607	305	87	13,203	17
Other	-	(2,500)	2,500	4,113	-	-
Net cash (used in) provided by investing activities	$ (7,247)	$ (380,821)	$ (31,532)	$ (15,757)	$ (7,644)	$ (8,098)
Cash flows from financing activities						
Proceeds from issuance of common stock, net of expenses	(155)	-	-	-	-	-
Proceeds from exercise of stock options	538	354	600	1,921	2,012	1,397
Excess tax benefits from stock-based compensation	-	-	-			605
Borrowings under revolving credit facilities	848,705	206,015	1,166	806	1,134	316
Payments under revolving credit facilities	(838,705)	(271,015)	(1,166)	(806)	(1,134)	(316)
Principal payments under capital lease obligations	(671)	(1,629)	(1,700)	(1,898)	(4,201)	(443)
Principal payments under term loan credit facility	-	(2,250)	(62,827)	(42,078)	(194,291)	(964)
Principal payments under industrial revenue bond	-	-	(381)	(475)	(496)	(256)
Stock repurchase	(533)	(564)	(35)	(1,497)	(61,757)	(17,698)
Proceeds from issuance of convertible senior notes	-	145,500	-	-	-	-
Proceeds from issuance of term loan credit facility, net of issuance costs	-	292,500	-	-	192,845	-
Convertible notes repurchase	-	-	-	-	(22,936)	(42,061)
Proceeds from issuance of preferred stock and warrant	-	-	-	-	-	-
Payments under redemption of preferred stock	-	-	-	-	-	-
Debt amendment and issuance costs paid	(1,989)	(5,134)	(981)	-	(2,587)	-
Proceeds from issuance of industrial revenue bond	-	2,500	-	-	-	-
Preferred stock issuance costs paid	-	-	-	-	-	-
Net cash (used in) provided by financing activities	$ 7,190	$ 366,277	$ (65,324)	$ (44,027)	$ (91,411)	$ (59,420)
Net (decrease) increase in cash and cash equivalents	$ (1,224)	$ 61,473	$ 31,813	$ 32,851	$ 32,740	$ 8,747
Cash and cash equivalents at beginning of period	21,200	19,976	81,449	113,262	146,113	178,853
Cash and cash equivalents at end of period	$ 19,976	$ 81,449	$ 113,262	$ 146,113	$ 178,853	$ 187,600

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36 R ECONCILIATION OF N ON - GAAP M EASURES ($ in millions) Note: This table reconciles annual net income (loss) for the periods presented to the non - GAAP measure of Operating EBITDA. Di fferences may exist in the calculation of Operating EBITDA due to rounding. 2005 2006 2011 2012 2013 2014 2015 Q2 2016 TTM Net (loss) income 111.1$ 9.4$ 15.0$ 105.6$ 46.5$ 60.9$ 104.3$ 128.2$ Income tax (benefit) expense (37.0) 6.9 0.2 (57.1) 31.1 37.5 59.0 71.5 Increase in fair value of warrant - - - - - - - - Interest expense 6.4 6.9 4.1 21.7 26.3 22.2 19.5 17.6 Depreciation and amortization 15.5 20.6 15.6 25.6 38.3 38.8 38.0 37.2 Stock-based compensation 1.5 4.0 3.4 5.2 7.5 7.8 10.0 11.2 Impairment of goodwill - 15.4 - - - - - 1.7 Acquisition expenses - - 17.3 0.9 - - - Impairment of intangibles - - - - - 1.1 1.1 Other non-operating expense (income) (0.5) (0.3) 0.5 0.2 (0.7) 1.8 (2.5) 0.8 Operating EBITDA 97.0$ 62.9$ 38.8$ 118.5$ 149.9$ 169.0$ 229.5$ 269.2$ % of sales 8.0% 4.8% 3.3% 8.1% 9.2% 9.1% 11.3% 13.5%

Reconciliation of Non-GAAP Measures

	Twelve Months Ended December 31,									
	2011		2012		2013		2014		2015	
	$	Per Share	$	Per Share	$	Per Share	$	Per Share	$	Per Share
Net Income	$ 15,042	$ 0.22	$ 105,631	$ 1.54	$ 46,529	$ 0.67	$ 60,930	$ 0.86	$ 104,289	$ 1.50
Adjustments:										
Income tax benefit, net	-	-	(58,991)	(0.86)	-	-	-	-	-	-
Impact of acquired profit in inventories and short term intangible amortization	-	-	3,800	0.06	-	-	-	-	-	-
Acquisition expenses, net of taxes	-	-	14,409	0.21	529	0.01	-	-	-	-
Revaluation of net deferred income tax assets due to changes in statutory tax rates	-	-	-	-	-	-	1,041	0.01	-	-
Branch Transactions, net of taxes[a]	-	-					365	0.01	(5,274)	(0.07)
Impairment of intangibles, net of taxes	-	-	-	-	-	-	-	-	726	0.01
Loss on debt extinguishment, net of taxes	668	0.01	-	-	1,132	0.02	625	0.01	3,651	0.05
Adjusted earnings	$ 15,710	$ 0.23	$ 64,849	$ 0.95	$ 48,190	$ 0.70	$ 62,961	$ 0.89	$ 103,392	$ 1.49
Weighted Average # of Diluted Shares O/S	68,148		68,564		69,081		71,063		69,368	

a. Branch Transactions are comprised of the sale of assets for three West Coast Retail branches in 2014 and the real estate associated with the three West Coast Retail branches in 2015

Note: This table reconciles annual net income for the periods presented to the non-GAAP measure of adjusted earnings and adjusted earnings per share. Differences may exist in the calculation of adjusted earnings per share due to rounding.

2016 Full Year Earnings Guidance[b]:

	Range	
	Low Estimate	High Estimate
Estimated Full-Year Net Income per Diluted Share	1.78	1.88
Adjustments:		
Loss on debt extinguishment, net of taxes	-	-
Impairment of goodwill, net of taxes	0.02	0.02
Estimated Full-Year Adjusted Earnings per Diluted Share	$ 1.80	$ 1.90

b. Forward-looking estimates of net income per diluted share does not reflect certain future charges and/or credits that are inherently difficult to predict and estimate due to their uncertainty in timing and amount. This would include but not be limited to losses incurred for extinguishment of debt, sale or impairment of Company assets, gains or losses on transition of branch activities as well as other unknown items at the time of this release.

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Potential Dilutive Impact of Senior Convertible Notes

Table below illustrates the potential dilutive shares that would be included in the calculation of the Company's reported earnings per share in a future period assuming various hypothetical quarterly average market prices for the Company's stock (NYSE: WNC). The table should only be considered for illustrative purposes and does not represent the Company's estimates for future stock performances.

(UNAUDITED)

Hypothetical Quarterly Average Share Price (NYSE: WNC) [1]		Potential Incremental Shares for Diluted EPS (in 000s shares) [2]
$	12.00	202
$	12.50	521
$	13.00	816
$	13.50	1,089
$	14.00	1,343
$	14.50	1,579
$	15.00	1,799
$	15.50	2,005
$	16.00	2,198
$	16.50	2,380
$	17.00	2,551
$	17.50	2,712
$	18.00	2,864
$	18.50	3,008
$	19.00	3,144
$	19.50	3,273
$	20.00	3,396
$	20.50	3,513
$	21.00	3,624
$	21.50	3,730
$	22.00	3,832
$	22.50	3,929
$	23.00	4,021
$	23.50	4,110
$	24.00	4,195

Background Information:

- In April 2012, the Company issued Convertible Senior Notes due 2018 with a principal amount of $150 million principal and bear interest at a rate of 3.375% annually
- As of the end of the Q2 2016, there is approximately $96 million principal outstanding
- Initial conversion rate of 85.4372 shares of common stock per $1,000 in principal amount which is equal to a conversion price of approximately $11.70 per share
- The Senior Notes will have a dilutive effect on earnings per share to extent average quarterly share price exceeds the conversion price
- The Company's intent is to settle conversions through a net share settlement which involves repayment of cash for the principal amount and delivery of shares of common stock for any excess of conversion value over principal amount

Notes:

1. The share prices listed in this table are for illustrative purposes only. Dilution will continue beyond $24.00 per share.
2. This represents the number of shares to be used for calculating diluted earnings per share in accordance with generally accepted accounting principals.

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